Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 3, 2016, is by and among (a) SILVER SPRING NETWORKS, INC., a Delaware corporation (the “Borrower”), (b) each of the lenders listed on the signature pages hereto, and (c) SILICON VALLEY BANK (“SVB”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as Swingline Lender and Issuing Lender.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of December 18, 2015 (as amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), by and among, among others, (i) the Borrower, (ii) the banks and other financial institutions or entities from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and (iii) the Administrative Agent; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2. Amendments to Section 1.1 of the Credit Agreement.

(a)	The definition of “First Amendment Effective Date” is hereby inserted in its appropriate alphabetical position:

“First Amendment Effective Date”: is June 3, 2016.

(b)	The definition of “Adjusted Quick Ratio” is hereby amended and restated as follows:

“Adjusted Quick Ratio”: the ratio of (a) Quick Assets plus, without duplication, any short-term or long-term Investments permitted by the Borrower’s Investment Policy effective March 4, 2016 and as in effect as of the First Amendment Effective Date, as may be modified from time to time thereafter with the approval of its board of directors or duly appointed committee thereof, provided that prior to inclusion in this calculation, any such amendments or modifications thereto must be approved in writing by the Required Lenders, such approval to be made on a commercially reasonable basis and within 30 days of delivery to the Administrative Agent of any such amendment or modification, to (b) Current Liabilities minus current Deferred Revenue.”

3. Amendments to Section 6 of the Credit Agreement.

(a)	Section 6.1(b) of the Credit Agreement is hereby amended and restated as follows:

“(b) as soon as available, but in any event not later than 30 days after the end of each of the first two months of each fiscal quarter occurring during each fiscal year of the Borrower (commencing with the fiscal month ended October 30, 2015), the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments).”

(b)	Section 6.2(g) of the Credit Agreement is hereby amended and restated as follows:

“(g) (i) not later than 30 days after the end of each month and (ii) prior to any borrowing of Revolving Loans, accounts receivable agings, aged by invoice date, accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, reconciliations of accounts receivable agings (aged by invoice date), a Transaction Report summarizing and calculating (where applicable) the Borrowing Base; provided that unless a Streamline Period is in effect, Transaction Reports will be required to be delivered weekly;”

4. Amendments to Exhibits to Credit Agreement.

(a)	Exhibit B to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit B attached hereto.

5. Streamline Period.  The Lenders hereby by acknowledge and agree that the Borrower shall be deemed to be in a Streamline Period as of the date hereof.

6. Conditions Precedent to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a) This Amendment shall have been duly executed and delivered by the respective parties hereto.  The Administrative Agent shall have received a fully executed copy hereof.

(b) All necessary consents and approvals to this Amendment shall have been obtained.

(c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d) The Administrative Agent shall have received the fees, costs and expenses required to be paid pursuant to Section 8 of this Amendment.

7. Representations and Warranties.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and general equitable principals (whether enforcement is sought by proceedings in equity or at law).

(b) The representations and warranties set forth in this Amendment, Section 4 of the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are (i) to the extent qualified by materiality, true and correct in all respects and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent (i) that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and (ii) that such representations and warranties relate to ongoing patent infringement suits, for which the Borrower provides updated information in the Borrower’s most recent quarterly or annual report, as applicable, filed with the Securities and Exchange Commission).

(c) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of its obligations under the Credit Agreement and the other Loan Documents, as amended by this Amendment, (i) have been duly authorized by all necessary organizational action on the part of such Loan Party and (ii) will not (A) violate any provisions of the certificate of incorporation or formation or organization or by-laws or limited liability company agreement or limited partnership agreement of such Loan Party or (B) constitute a violation by such Loan Party of any applicable material Requirement of Law.

Each Loan Party acknowledges that the Administrative Agent, the Issuing Lender and the Lenders have acted in good faith and have conducted in a commercially reasonable manner its relationships with each Loan Party in connection with this Amendment and in connection with the other Loan Documents.  Each Loan Party understands and acknowledges that the Administrative Agent, the Issuing Lender and the Lenders are entering into this Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and agrees that such reliance is reasonable and appropriate.

8. Payment of Costs and Expenses.  The Borrower shall pay to the Administrative Agent all reasonable costs and out-of-pocket expenses of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto or thereto (which costs include, without limitation, the reasonable and documented fees and expenses of any attorneys retained by the Administrative Agent).

9. Choice of Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  Each party hereto submits to the exclusive jurisdiction of the State and Federal courts in the Southern District of the State of New York; provided, however, that nothing in the Credit Agreement as amended by this Amendment shall be deemed to operate to preclude the

Administrative Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of the Administrative Agent or such Lender. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AMENDMENT.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

10. Counterpart Execution.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment.  Delivery of an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11. Effect on Loan Documents.

(a) The amendments set forth herein shall be limited precisely as written and shall not be deemed: (i) to be a forbearance, waiver, or modification of any other term or condition of the Credit Agreement or of any Loan Documents or to prejudice any right or remedy which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Loan Documents; (ii) to be a consent to any future consent or modification, forbearance, or waiver to the Credit Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (iii) to limit or impair the Administrative Agent’s or any Lender’s right to demand strict performance of all terms and covenants as of any date.  Each Loan Party hereby ratifies and reaffirms its obligations under the Credit Agreement and the other Loan Documents to which it is a party and agrees that none of the amendments or modifications to the Credit Agreement set forth in this Amendment shall impair such Loan Party’s obligations under the Loan Documents or the Administrative Agent’s or any Lender’s rights under the Loan Documents.  Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.  Each Loan Party acknowledges and agrees that the Credit Agreement and each other Loan Document is still in full force and effect and acknowledges as of the date hereof that such Loan Party has no defenses to enforcement of the Loan Documents.  Each Loan Party waives any and all defenses to enforcement of the Credit Agreement as amended hereby and each other Loan Documents as amended hereby that might otherwise be available as a result of this Amendment.  To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(c) This Amendment is a Loan Document.

12. Entire Agreement.  This Amendment constitutes the entire agreement between the Loan Parties and the Lenders pertaining to the subject matter contained herein and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect hereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment.  All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.  All references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import shall mean the Credit Agreement, as applicable, as amended hereby.

13. Severability.  The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

SILVER SPRING NETWORKS, INC.,
as the Borrower

By:	/s/ Kenneth P. Gianella
Name:	Kenneth P. Gianella
Title:	VP Finance
6/3/2016

First Amendment to Credit Agreement

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

SILVER SPRING NETWORKS, INC.,
as the Borrower

By:	/s/ James L. Callahan
Name:	James L. Callahan
Title:	Treasurer

First Amendment to Credit Agreement

SILICON VALLEY BANK,
as Administrative Agent, as a Lender, as Issuing Lender and as Swingline Lender

By:	/s/ Vince O’Hara
Name:	Vince O’Hara
Title:	VP

First Amendment to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Hillhouse
Name:	Mark Hillhouse
Title:	SVP

First Amendment to Credit Agreement

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

SILVER SPRING NETWORKS, INC.

Date:  ___________ ____, 20____

This Compliance Certificate is delivered pursuant to Section 6.2(b) of that certain Credit Agreement, dated as of December 18, 2015, by and among SILVER SPRING NETWORKS, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The undersigned, a duly authorized and acting Responsible Officer of the Borrower, hereby certifies, in his/her capacity as an officer of the Borrower, and not in any personal capacity, as follows:

I have reviewed and am familiar with the contents of this Compliance Certificate.

I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”).  Except as set forth on Attachment 2, such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default.

Attached hereto as Attachment 3 are the computations showing compliance with the covenants set forth in Section 7.1 of the Credit Agreement and other calculations required by the Credit Agreement.

To the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party is as follows: [________________] or [None].

To the extent not previously disclosed to the Administrative Agent, a list of any patents, registered trademarks or registered copyrights issued to or acquired by any Loan Party since the date of the most recent report delivered is as follows: [________________] or [None]

Delivery of an executed counterpart of a signature page of this Compliance Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above.

SILVER SPRING NETWORKS, INC.

By:
Name:
Title:

Attachment 1

to Compliance Certificate

[Attach Financial Statements]

Attachment 2

to Compliance Certificate

Except as set forth below, no Default or Event of Default has occurred.  [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Borrower to be taken on account thereof.]

EXHIBIT B

Attachment 3

to Compliance Certificate

The information described herein is as of [____________], [____] (the “Statement Date”), and pertains to the Subject Period defined below.

I.	Section 7.1(a) — Adjusted Quick Ratio

Actual:

A.	Adjusted Quick Ratio for the applicable month:

1.	cash:	$___________

2.	Cash Equivalents:	$___________

3.	total accounts receivable:	$___________

4.	Quick Assets (the sum of items 1-3):	$___________

5.

without duplication, any short-term or long-term Investments permitted by the Borrower’s Investment Policy effective March 4, 2016 and as in effect as of the First Amendment Effective Date, as may be modified from time to time thereafter with the approval of its board of directors or duly appointed committee thereof, provided that prior to inclusion in this calculation, any such amendments or modifications thereto must be approved in writing by the Required Lenders, such approval to be made on a commercially reasonable basis and within 30 days of delivery to the Administrative Agent of any such amendment or modification

$___________

6.	total Obligations:	$___________

7.	Total Liabilities that mature within one (1) year:	$___________

8.	Current Liabilities (the sum of items 6 and 7):	$___________

9.	current Deferred Revenue:	$___________

Adjusted Quick Ratio for the applicable month (ratio of (Line I.A. 4 plus Line I.A. 5) to (Line I.A 8 minus line I.A 9)):	________ to 1

Minimum required:	1.10 to 1

Covenant compliance :	Yes ☐	No ☐

II.	Section 7.1(b) — Consolidated Adjusted EBITDA Required: Actual:

	A.	Consolidated Non-GAAP Net Income:			$___________

	B.	Consolidated Interest Expense:			$___________

	C.	provisions for taxes based on income			$___________

	D.	total depreciation expense			$___________

	E.	total amortization expense			$___________

	F.	non-cash stock compensation expenses			$___________

	G.	losses on the disposition of assets			$___________

	H.	non-cash foreign exchange translation losses or other realized non-cash losses from foreign currency exchange			$___________

	I.	other non-cash and non-recurring expenses approved in the discretion of the Administrative Agent			$___________

	J.	gains on the disposition of assets			$___________

	K.	non-cash foreign exchange translation gains or other realized non-cash gains from foreign currency exchange			$___________

	L.	interest income			$___________

		Consolidated Adjusted EBITDA (the sum of lines II A-I minus the sum of lines J-L):			$___________

		Minimum required:			$___________

		Covenant compliance:	Yes ☐	No ☐